Asset Retirement Obligation	12 Months Ended
Dec. 31, 2018
Asset Retirement Obligation [Abstract]
ASSET RETIREMENT OBLIGATION

25. ASSET RETIREMENT OBLIGATIONS

AROs mostly relate to the reclamation of land at the thermal, hydro and combustion turbine sites; and the disposal of polychlorinated biphenyls in transmission and distribution equipment and a pipeline site. Certain hydro, transmission and distribution assets may have additional AROs that cannot be measured as these assets are expected to be used for an indefinite period and, as a result, a reasonable estimate of the fair value of any related ARO cannot be made.

The change in ARO for the years ended December 31 is as follows:

millions of Canadian dollars	2018	2017
Balance, January 1	$172	$170
Additions (1)	25	2
Liabilities settled	(2)	(3)
Accretion included in depreciation expense	6	6
Other	(1)	1
Change in foreign exchange rate	5	(4)
Balance, December 31	$205	$172
(1) Tampa Electric produces ash and other by-products, collectively known as CCRs, at its Big Bend and Polk power stations. The 2018 additions to ARO are to achieve compliance with the EPA’s CCR rule, which contains design and operating standards for CCR management units. Tampa Electric submitted a petition to the FPSC in December 2018 for recovery of costs associated with the ongoing project and the petition is currently under review.